THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS WARRANT THAT PROHIBITS SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES REPRESENTED HEREBY FOR A PERIOD OF TWO YEARS FROM THE ISSUE DATE OF THIS WARRANT. THIS AGREEMENT IS BINDING UPON TRANSFEREES. A COPY OF THIS AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.




                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                                 THE 3DO COMPANY


                                                     Issue Date: August 16, 2000


Warrant No. CW-1                                  432,432 Shares of Common Stock


         1. ISSUANCE. This Warrant is issued to William M. Hawkins, III (the "HOLDER"), by The 3DO Company, a Delaware corporation (hereinafter with its successors called the "COMPANY") pursuant to the Convertible Note and Warrant Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         2. PURCHASE PRICE; NUMBER OF SHARES. Subject to the exercise restriction provided for in Section 6 hereof, this Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 432,432 fully paid and nonassessable shares of Common Stock of the Company (the "COMMON STOCK") at a price per share (the "PURCHASE PRICE") of twenty dollars and zero cents ($20.00), subject to adjustment pursuant to Sections 8 and 9 below.

         3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the

Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

         4. NET ISSUE ELECTION. Notwithstanding any provisions herein to the contrary, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value (as determined below) of this Warrant by the surrender of this Warrant to the Company, with the net issue election notice set forth in Appendix 1 annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:


                                        X =  Y(A-B)
                                             ------
                                                A


where:                     X = the number of shares of Common Stock to be issued
                  to the Holder pursuant to this Section 4.

                           Y = the number of shares of Common Stock covered by
                  this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the time the net issue election is made pursuant to this Section 4.

                           A = the fair market value of one share of Common
                  Stock, determined as follows: (i) if at such time the Common Stock is listed on a national securities exchange or on the over-the-counter market, then the closing price of the Common Stock on the business day immediately prior to the date of exercise or, if no sale of the Common Stock was made on such day, the first business day immediately preceding such day upon which a sale was made, or (ii) if at such time the Common Stock is not listed on a national securities exchange or on the over-the-counter market, then as determined in good faith by the Board and agreed to by Holder at the time the net issue election is made pursuant to this Section 4.

                           B = the Purchase Price in effect under this Warrant
                  at the time the net issue election is made pursuant to this
                  Section 4.

         5. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

         6.       EXERCISE.

                  (a) HART-SCOTT-RODINO CLEARANCE. Under Section 2 of the Purchase Agreement, Company and Holder have agreed to file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "DOJ") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") all requisite documents and notifications in order to provide for the exercise and conversion of this Warrant into shares of Company's Common Stock. Holder may not exercise this Warrant until the earlier of one business day after
(i) the date all required clearances or pre-termination notices under the HSR Act have been received from the FTC and the DOJ (or all applicable waiting periods have expired) or (ii) the date Holder and Company are no longer required by law to make filings under the HSR to exercise and convert this Warrant into capital stock.

                  (b) EXPIRATION DATE. Holder's rights under this Warrant expire at 5:00 p.m. Pacific Time on the fifth anniversary of the date of this Warrant (the "EXPIRATION DATE") and shall be void thereafter.

                  (c) DELIVERY. Upon the exercise of the rights represented by this Warrant, the Company shall use good faith efforts to issue and deliver to the Holder a certificate or certificates for the shares of Common Stock issuable upon exercise of this Warrant so purchased, registered in the name of the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised and in any event within twenty (20) days after receipt of the Notice of Exercise and, unless the Warrant has been fully exercised or expired, a new warrant representing the remaining portion of the Warrant and the underlying Common Stock, if any, with respect to which this Warrant shall not have been exercised shall also be issued to the Holder as soon as possible and in any event within such twenty (20) day period.

         7. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         8. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         9. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 9, the term "REORGANIZATION" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

         10. NO VOTING OR DIVIDEND RIGHTS. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

         11. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

         12. NOTICES, ETC. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at c/o Company at 600 Galveston Drive, Redwood City, California 94063, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 600 Galveston Drive, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Holder in writing.

         13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

         14. SUCCESSORS AND ASSIGNS. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

Dated August 16, 2000                   THE 3DO COMPANY


                                        _______________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                   APPENDIX 1

                                SUBSCRIPTION FORM


                                                            Date: _____________
The 3DO Company
600 Galveston Drive
Redwood City, CA 94063

Ladies and Gentlemen:

The undersigned hereby elects:

         ___ to exercise the warrant issued to it by The 3DO Company (the "COMPANY") and dated August ___, 2000 (the "WARRANT") and to purchase ____________ shares of the Common Stock of the Company (the "SHARES") purchasable thereunder at a purchase price of _______________ ($____) per Share (the "PURCHASE PRICE") pursuant to the terms of the Warrant and the undersigned delivers the Purchase Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         ____ to purchase _______ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in
         Section 4 of the Warrant.

         The undersigned also makes the representations set forth on Appendix 2 attached to the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                               Very truly yours,

                                               WILLIAM M. HAWKINS, III.


                                               ________________________________

                                   APPENDIX 2

                               WARRANT CERTIFICATE


THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO THE 3DO COMPANY ALONG WITH THE SUBSCRIPTION FORM BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT CERTIFICATE WILL BE ISSUED.

                                                            Date: _____________
The 3DO Company
600 Galveston Drive
Redwood City, CA 94063

         The undersigned, ___________ ("PURCHASER"), intends to acquire _______ shares of the Common Stock (the "SHARES") of The 3DO Company (the "COMPANY") from the Company pursuant to the exercise of a certain Warrant to purchase Shares held by Purchaser. The Shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 ACT") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

         1. Purchaser is acquiring the Shares for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law;

         2. Purchaser has been advised that the Shares have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter;

         3. Purchaser has been informed that under the 1933 Act, the Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Shares;

         4. The Company may refuse to permit Purchaser to sell, transfer or dispose of the Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required;

         5. Purchaser has invested in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act.

         Purchaser also understands and agrees that there will be placed on the certificate(s) for the Shares, or any substitutions therefor, legends stating in substance:

         "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws, and may not be sold, offered for sale or transferred unless such sale or transfer is in accordance with the registration requirements of such Act and applicable laws or an exemption from the registration requirements of such Act and applicable laws is available with respect thereto."

         "This Warrant and the securities represented hereby are subject to a lock-up agreement between the Company and the original holder of this Warrant that prohibits sale or transfer of this Warrant or the securities represented hereby for a period of two years from the issue date of this Warrant. This Agreement is binding upon transferees. A copy of this Agreement is on file with the Secretary of the Company."

         Any legend required pursuant to applicable state securities laws.

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Shares with Purchaser's counsel.

                                         Very truly yours,

                                         WILLIAM M. HAWKINS, III


                                         ______________________________________



                                      -2-